UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 21, 2018

_________________________

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

_________________________

Delaware (State or Other Jurisdiction of Incorporation)	001-16537 (Commission File Number)	36-4370966 (I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania (Address of Principal Executive Offices)	18015-1360 (Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2018, OraSure Technologies, Inc. (the “Company”) announced that Mark L. Kuna, the Company’s Senior Vice President, Finance, and Controller, will be leaving the Company effective October 20, 2018 due to a restructuring of the Company’s Finance Department that resulted in the elimination of his position. Mr. Kuna has served as the Company’s Controller and principal accounting officer since 2001. Until a successor is appointed, Roberto Cuca, the Company’s Chief Financial Officer, will serve as the Company’s principal accounting officer.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OraSure Technologies, Inc.

Date: August 23, 2018By: /s/ Jack E. Jerrett

Jack E. Jerrett

Senior Vice President and General Counsel

3